Non-financial assets and liabilities	6 Months Ended
Dec. 31, 2024
Disclosure Of Non Financial Assets And Liabilities [Abstract]
Non-financial assets and liabilities	Non-financial assets and liabilities
a.    Intangible assets

(in U.S. dollars, in thousands)	Goodwill	Acquired licenses to patents	In-process research and development acquired	Current marketed products	Total
Year Ended June 30, 2024
Opening net book amount	134,453	1,618	427,779	13,333	577,183
Additions	—	37	—	—	37
Exchange differences	—	1	—	—	1
Amortization charge	—	(30)	—	(1,455)	(1,485)
Closing net book amount	134,453	1,626	427,779	11,878	575,736

As of June 30, 2024
Cost	134,453	3,032	489,698	24,000	651,183
Accumulated amortization	—	(1,406)	—	(12,122)	(13,528)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,626	427,779	11,878	575,736

Six Months Ended December 31, 2024
Opening net book amount	134,453	1,626	427,779	11,878	575,736
Additions	—	50	—	—	50
Reclassification(1)	—	—	(102,698)	102,698	—
Exchange differences	—	—	—	—	—
Amortization charge	—	(12)	—	(895)	(907)
Closing net book amount	134,453	1,664	325,081	113,681	574,879

As of December 31, 2024
Cost	134,453	3,054	387,000	126,697	651,204
Accumulated amortization	—	(1,390)	—	(13,016)	(14,406)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,664	325,081	113,681	574,879
(1)     The Group reclassified $102.7 million from in-process research and development ("IPRD") acquired to current marketed products upon receiving FDA approval for RYONCIL for the treatment of pediatric SR-aGVHD in December 2024. As a result of this reclassification, the asset is now being amortized on a straight line basis over its useful life through to expected patent expiry which is 22 years.
(i)    Carrying value of in-process research and development acquired by product

(in U.S. dollars, in thousands)	As of December 31, 2024	As of June 30, 2024
Cardiovascular products(1)	254,351	254,351
Intravenous products for metabolic diseases and inflammatory/immunologic conditions(2)	70,730	70,730
MSC products(3)	—	102,698
	325,081	427,779
(1)Includes MPC-150-IM for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infarction
(2)Includes MPC-300-IV for the treatment of biologic-refractory rheumatoid arthritis and diabetic nephropathy
(3)Includes the treatment of SR-aGVHD and Crohn’s disease. In December 2024, the carrying value of in-process research and development acquired relating to MSC products was reclassified to currently marketed products on FDA approval of RYONCIL for the treatment of pediatric SR-aGVHD in December 2024.
For all products included within the above balances, the underlying currency of each item recorded is US$.
(ii)    Significant estimate: Impairment of goodwill and assets with an indefinite useful life
The Group tests annually, or more frequently if events or changes in circumstances indicate that they might be impaired, whether goodwill and its assets with indefinite useful lives have suffered any impairment in accordance with its accounting policy stated in Note 23(j) in the Form 20-F for the year ended June 30, 2024. The recoverable amounts of these assets and cash-generating units have been determined based on fair value less costs to dispose calculations, which require the use of market-participant assumptions that are based on development strategies using external data sources as well as past experience. The full annual impairment assessment was performed at March 31, 2024 and no impairment of the in-process research and development and goodwill was identified.
In December 2024, the FDA approved RYONCIL for the treatment of pediatric SR-aGVHD, and as a result the Group reclassified the carrying value relating to MSC products from in-process research and development to currently marketed products. The Group completed an impairment assessment on its MSC products intangible asset as at December 31, 2024 as a result of the change from indefinite-lived in-process research and development to finite-lived currently marketed product. The assumptions used in the impairment assessment were updated from the March 31, 2024 impairment assessment and included changes to the probability of success, product pricing and development timelines. The impairment assessment on the MSC products intangible asset has been determined based on fair value less costs to dispose calculations as at December 31, 2024 and no impairment of the MSC products intangible asset was identified.
(iii)    Impairment tests for goodwill and intangible assets with an indefinite useful life
In-process research and development acquired is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form (see Note 23(p)(iii) in the Form 20-F for the year ended June 30, 2024). The intangible asset’s life will remain indefinite until such time it is completed and commercialized or impaired. The carrying value of in-process research and development is a separate asset which has been subject to impairment testing at the cash generating unit level, which has been determined to be at the product level.
On acquisition, goodwill was not able to be allocated to the cash generating unit (“CGU”) level or to a group of CGU given the synergies of the underlying research and development. For the purpose of impairment testing, goodwill is monitored by management at the operating segment level. The Group is managed as one operating segment, being the development of cell technology platform for commercialization.
The recoverable amount of both goodwill and in-process research and development was assessed as of March 31, 2024 based on the fair value less costs to dispose. As a result of the FDA approved RYONCIL for the treatment of pediatric SR-aGVHD in December 2024, an impairment assessment was performed over the Group's MSC products intangible asset as of December 31, 2024 based on fair value less costs to dispose. No impairment was identified as a result of these impairment assessments.
Management assessed the remaining in-process research and development assets for indicators of impairment as at December 31, 2024 including considering events up to the date of the approval of the financial statements. No impairment indicators as at December 31, 2024 were identified.
(iv)    Key assumptions used for fair value less costs to dispose calculations
In determining the fair value less costs to dispose the Group has given consideration to the following internal and external indicators:
•discounted expected future cash flows of programs valued by the Group’s internal valuation team and reviewed by the interim CFO. The valuation team also manages a process to continually refine the key assumptions within the model. This is done with input from the relevant business units. The key assumptions in the model have been clearly defined and the responsibility for refining those assumptions has been assigned to the most relevant business units. When determining key assumptions, the business units refer to both external sources and past experience as appropriate. The valuation is considered to be level 3 in the fair value hierarchy due to unobservable inputs used in the valuation;
•the scientific results and progress of the trials since acquisition;
•the market capitalization of the Group on the ASX (ASX:MSB); and
•the valuation of the Group’s assets from an independent valuation. An independent valuation was obtained for all assets at March 31, 2024 and for the MSC products intangible asset and goodwill an impairment assessment was performed at December 31, 2024 as a result of the FDA approved RYONCIL for the treatment of pediatric SR-aGVHD in December 2024.
Costs of disposal were assumed to be immaterial.
Discounted cash-flows used a real post-tax discount rate range of 13.8% to 15.5%, and include estimated real cash inflows and outflows for each program through to expected patent expiry which ranges from 8 to 24 years.
In relation to cash outflows consideration has been given to cost of goods sold, selling costs and clinical trial schedules including estimates of numbers of patients and per patient costs. Associated expenses such as regulatory fees and patent maintenance have been included as well as any further preclinical development if applicable.
In relation to cash inflows consideration has been given to product pricing, market population and penetration, sales rebates and discounts, launch timings and probability of success in the relevant applicable markets.
There are no standard growth rates applied, other than our estimates of market penetration which increase initially, plateau and then decline.
The assessment of the recoverable amount of each product has been made in accordance with the discounted cash-flow assumptions outlined above. The assessments showed that the recoverable amount of each product exceeds the carrying amount and therefore there is no impairment.
The assessment of goodwill showed the recoverable amount of the Group's operating segment, including goodwill and remaining in-process research and development, exceeds carrying amounts, and therefore there is no impairment.
(v)    Impact of possible changes in key assumptions
The Group has considered and assessed reasonably possible changes in the key assumptions and has not identified any instances that could cause the carrying amount of our intangible assets to exceed its recoverable amount.
Whilst there is no impairment, the key sensitivities in the valuation are dependent on the continued successful development of our technology platforms. If the Group is unable to successfully develop our technology platforms, an impairment of the carrying amount of our intangible assets may result.
b.    Provisions

		As of December 31, 2024			As of June 30, 2024
(in U.S. dollars, in thousands)	Notes	Current	Non-current	Total	Current	Non-current	Total
Contingent consideration(1)		20,625	10,570	31,195	16,298	10,594	26,892
Employee benefits		3,192	11	3,203	7,436	26	7,462
Provision for license agreements		3,750	—	3,750	3,750	—	3,750
Provision for litigation settlements	13	—	—	—	17,554	—	17,554
		27,567	10,581	38,148	45,038	10,620	55,658
(1)    The classification of contingent consideration as current represents the expected payments within the next 12 months based on current development timelines. In January 2025, as discussed in Note 11, we issued 10,228,239 ordinary shares to Osiris as payment for a $20.0 million milestone following the FDA approval of RYONCIL in the United States.
(i)    Information about individual provisions and significant estimates
Contingent consideration
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements pertaining to the acquired MSC assets from Osiris. Further disclosures can be found in Note 5(e)(iii).
Employee benefits
The provision for employee benefits relates to the Group’s liability for annual leave, short term incentives and long service leave.
Employee benefits include accrued annual leave. As at December 31, 2024 and June 30, 2024, the entire amount of the annual leave accrual was $1.1 million and $1.2 million respectively, and is presented as current, since the Group does not have an unconditional right to defer settlement for any of these obligations.
Employee benefits include a provision for the Group's liability for short term incentives. As at December 31, 2024 and June 30, 2024, the provision for short term incentives was $1.4 million and $5.4 million, respectively, and the provision as of June 30, 2024 of $5.4 million included $2.4 million and $3.0 million relating to the entitlements for the years ended June 30, 2024 and 2023, respectively, given that the conditions of achievement of the short term incentive for the years ended June 30, 2024 and 2023 were modified to make it dependent on Mesoblast achieving FDA marketing authorization. In August, 2024, the compensation structure for short-term incentives were revised providing all employees with the choice to elect into receiving an option grant in lieu of cash payment of their short-term incentive entitlements pertaining to the years ended June 30, 2023 and 2024. This revised structure enabled the Group to avoid a $6.7 million cash payment of short-term incentives. The options granted in lieu of cash resulted in a $5.4 million reduction in the provision for short term incentives relating to the entitlements for the year ended June 30, 2024 and 2023.
(ii)    Movements
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements. Refer to Note 5(e)(iii) for movements in contingent consideration for the period ended December 31, 2024 and June 30, 2024.
c.    Deferred tax balances
(i)    Deferred tax balances

(in U.S. dollars, in thousands)	As of December 31, 2024	As of June 30, 2024
Deferred tax assets
The balance comprises temporary differences attributable to:
Tax losses	79,301	74,602
Other temporary differences	8,292	13,143
Total deferred tax assets	87,593	87,745

Deferred tax liabilities
The balance comprises temporary differences attributable to:
Intangible assets	87,593	87,745
Total deferred tax liabilities	87,593	87,745
Net deferred tax liabilities	—	—
(ii)    Movements

(in U.S. dollars, in thousands)	Tax losses(1) (DTA)	Other temporary differences(1) (DTA)	Intangible assets (DTL)	Total (DTL)
As of June 30, 2023	76,020	11,972	(87,992)	—
Charged/(credited) to:
- profit or loss	(1,227)	1,171	247	191
- directly to equity	(191)	—	—	(191)
As of June 30, 2024	74,602	13,143	(87,745)	—
Charged/(credited) to:
- profit or loss	4,487	(4,851)	152	(212)
- directly to equity	212	—	—	212
As of December 31, 2024	79,301	8,292	(87,593)	—
(1)Deferred tax assets are netted against deferred tax liabilities
d. Inventories and other current assets
(i) Inventories

(in U.S. dollars, in thousands)	As of December 31, 2024	As of June 30, 2024
Current Assets
Raw materials	946	—
Work in progress	—	—
Finished goods	23,248	—
	24,194	—
(ii) Assigning costs to inventories
Inventories are included in the financial statements at the lower of cost (including raw materials, direct labor, other direct costs and related production overheads) and net realizable value. Pre-launch inventory is held as an asset when there is a high probability of regulatory approval for the product in accordance with IAS 2 Inventories. Before that point, a provision is made against the carrying value to its recoverable amount in accordance with IAS 2 Inventories; the provision is then reversed at the point when a high probability of regulatory approval is determined.
The Group considers a number of factors in determining the probability of the product candidate realizing future economic benefit, including the product candidate’s current status in the regulatory approval process, results from the related pivotal clinical trial, results from meetings with relevant regulatory agencies prior to the filing of regulatory applications, the market need, historical experience, as well as potential impediments to the approval process such as product safety or efficacy, commercialization and market trends.
When a provision is made against the carrying value of pre-launch inventory the costs are recognized within Manufacturing Commercialization expenses. When the high probability threshold is met, the provision is reversed through Manufacturing Commercialization expenses.
Where it is determined that the pre-launch inventory will be used within a clinical trial, that amount is removed from the cost of pre-launch inventory.
As of June 30, 2024, all inventory costs were fully provided for and recognized within Manufacturing Commercialization expenses. In December 2024, the FDA approved Mesoblast’s RYONCIL for the treatment of SR-aGvHD in children 2 months and older. As a result of the FDA approval in December 2024, the Group determined that there is a high probability of the product candidate realizing future economic benefit, and therefore the provision against the carrying value of pre-launch inventory was reversed through Manufacturing Commercialization expenses.
As of December 31, 2024, there was $24.7 million of inventory recognized on the balance sheet, of which $0.5 million was provided for as obsolete stock, compared with $19.2 million at June 30, 2024, which was fully provided for.
(iii) Amounts recognized in profit or loss
As of December 31, 2024, the Group recognized inventory of $24.2 million on the balance sheet, which had been fully provided for and recognized within Manufacturing Commercialization expenses previously. As a result of the FDA approval of Mesoblast's RYONCIL in December 2024, in the six months ended December 31, 2024 a corresponding reversal was recorded within Manufacturing Commercialization expenses as the provision against the carrying value of inventory was reversed.